                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 3, 2004
                                                         ----------------

                             DATATEC SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-20688                  94-2914253
          --------                    ---------                  ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)            File Number)            Identification No.)

               1275 Alderman Drive, Alpharetta, GA               30005
            -------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

     On November 3, 2004,  Datatec Systems,  Inc. issued a press release, a copy of which is filed as Exhibit  99.1 to this report and the  contents of which are incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER       DESCRIPTION

99.1                 Press Release dated November 3, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    DATATEC SYSTEMS, INC.
                                         (Registrant)

Date:  November 3, 2004
                                    By: /s/ Richard K. Davis
                                       -----------------------------------------
                                      Name:   Richard K. Davis
                                      Title:  Vice President and General Counsel